EXHIBIT 10.26

THE REGISTRANT HAS REQUESTED THAT CERTAIN PORTIONS OF THIS EXHIBIT BE GIVEN CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS
EXHIBIT HAS BEEN FILED WITH THE COMMISSION.

                                LETTER AGREEMENT
                               DATED JULY 14, 1998
                    BETWEEN C3, INC. AND CREE RESEARCH, INC.
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COMMISSION AND IS NOTED HEREIN BY *****

July 14, 1998

Robert S. Thomas
President
C3 Inc.
P.O. Box 13533
Research Triangle Park, NC  27709-3533


This letter, if accepted by C3, will serve as an agreement between Cree and C3 to the following terms, effective as of July 1, 1998.

1. Cree agrees to supply production crystals and C3 agrees to purchase production crystals according to the terms outlined in this letter agreement for a period of one year.

2. C3 will purchase the output of crystal growers according to the following schedule:
------------------------------------------------------------------
DATE                                   # OF CRYSTAL GROWTH SYSTEMS
------------------------------------------------------------------
July 1, 1998 - July 31, 1998                     *****
------------------------------------------------------------------
August 1, 1998 - September 15, 1998              *****
------------------------------------------------------------------
September 15, 1998 - October 31, 1998            *****
------------------------------------------------------------------
November 1, 1998 - June 30, 1999                 *****
------------------------------------------------------------------

3. C3 must give Cree at least ***** days notice to delay the schedule outline in Section 2. Any delay in the schedule outlined in section 2 greater than ***** weeks by either party will give the other party the right to require the parties to re-negotiate in good faith the pricing schedule outlined in Exhibit A.

4. Cree will supply crystals from the systems outlined in Section 2 according to the pricing schedule outlined in Exhibit A.

5. C3 may switch growers from 2" to 3" diameter crystals provided it gives Cree at least ***** days notice and such additional time as reasonably required to address any conversion and ramp-up issues. Pricing for 3" production crystals will be mutually agreed upon by Cree and C3 prior to conversion.
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COMMISSION AND IS NOTED HEREIN BY *****

6. The ***** crystal growth systems outlined in section 2 in excess of ***** systems are being paid for by C3 under the payment terms outlined in the letter agreement dated May 1, 1998. The systems are being built as new for use by Cree on behalf of C3.

7. As used in Exhibit A, 'usable material' means KLMN grade material ***** as previously defined by both parties. Any discrepancies in usable material will be mutually resolved by Cree and C3. All grading will be concluded in a timely manner consistent with past practice.

8. Except as provided above, purchases will be subject to the terms and conditions of the June 6, 1997 Amended and Restated Exclusive Supply Agreement (the "Supply Agreement').

9. The parties will negotiate in good faith a mutually acceptable definition of "Repeatable Process," as applied to the production of 2" and 3" crystals, to be used for purposes of Sections 1.1 and 2.4 of the Supply Agreement from and after July 1, 1999. No agreement regarding the definition will be effective until reduced to writing and signed on behalf of both parties. The existing provisions of the Supply Agreement will remain in effect until the parties mutually agree otherwise in writing. Neither party will have any liability as a result of failure to reach agreement.

10. If the parties do not agree in writing, prior to July 1, 1999, on a mutually acceptable definition of "Repeatable Process" for purposes of Sections 1.1 and 2.4 of the Supply Agreement, the pricing specified in this letter agreement for the second calendar quarter of 1999, will remain in effect for an additional six months, through December 31, 1999 (the "Extension Period"), provided that: (a) C3 purchases the output of at least ***** crystal growers during Extension Period; and
         (b) the Amended and Restated Development Agreement between the parties dated as of July 1, 1998 remains in effect during the Extension Period and C3's funding obligation under the agreement has not been reduced.

11. If the parties do not agree in writing, prior to January 1, 2000, on a mutually acceptable definition of "Repeatable Process" for purposes of Sections 1.1 and 2.4 of the Supply Agreement, then unless otherwise agreed in writing by the parties C3 will purchase from Cree, and Cree will sell to C3, material in accordance with the pricing and other terms and conditions set forth in the Supply Agreement and no minimum specifications shall be applicable to such material.

12. The contents of this letter shall be considered 'Confidential Information' of each party subject to the provisions of Section 5 of the Supply Agreement.

If acceptable, please sign below and date to indicate C3's binding agreement to these terms.
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COMMISSION AND IS NOTED HEREIN BY *****

CREE RESEARCH, INC.                                  C3, INC.

By:      /s/Charles M. Swoboda                       By:    /s/Robert S. Thomas
         Charles M.  Swoboda                                Robert S.  Thomas
         Vice President & COO                               President and COO
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                                    Exhibit A

                           2" Crystal Pricing Schedule

C3 Crystal Price
July 98 through October 98

   Usable Material Range                Price
 >=                      <
--------------------------            --------
*****                                 $  *****
*****                *****            $  *****
*****                *****            $  *****
*****                *****            $  *****
*****                *****            $  *****
*****                *****            $  *****
*****                *****            $  *****
*****                *****            $  *****
                     *****            $  *****

C3 Crystal Price
November 98 through February 99

   Usable Material Range                Price
 >=                      <
--------------------------            --------
*****                                 $  *****
*****                *****            $  *****
*****                *****            $  *****
*****                *****            $  *****
*****                *****            $  *****
*****                *****            $  *****
*****                *****            $  *****
*****                *****            $  *****
                     *****            $  *****
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COMMISSION AND IS NOTED HEREIN BY *****

C3 Crystal Price
March 99 through June 99

   Usable Material Range                Price
 >=                      <
--------------------------            --------
*****                                 $  *****
*****                *****            $  *****
*****                *****            $  *****
*****                *****            $  *****
*****                *****            $  *****
*****                *****            $  *****
*****                *****            $  *****
*****                *****            $  *****
                     *****            $  *****

NOTE: THE UNITS FOR USABLE MATERIAL IS MM.